PIMCO Variable Insurance Trust

Supplement Dated October 1, 2007 to the

Statement of Additional Information,

dated May 1, 2007

Effective October 1, 2007, the advisory fees for the Money Market, Small Cap StocksPLUS® TR, StocksPLUS® Growth and Income and StocksPLUS® Total Return Portfolios were reduced. The following table provides the current advisory fee, the reduced advisory fee and the decrease:

Portfolio	Current Advisory Fee	Reduced Advisory Fee	Decrease
Money Market	0.15%	0.12%	-0.03%
Small Cap StocksPLUS® TR	0.49%	0.44%	-0.05%
StocksPLUS® Growth and Income	0.30%	0.25%	-0.05%
StocksPLUS® Total Return	0.44%	0.39%	-0.05%

Accordingly, effective October 1, 2007, all references in the Statement of Additional Information to each Portfolio’s current advisory fee are revised to reflect these fee reductions.